Other (Expense) Income Net other (expense) income net (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Other Income and Expenses [Abstract]
Net gain (loss) on disposal of operations	$ 12	$ 2	$ (3)
Effect of Exchange Rate Changes on Net Income	(14)	0	0
Foreign Currency Transaction Gain (Loss), Realized	8	20	19
Other Nonoperating Income (Expense)	$ 6	$ 22	$ 16